Exhibit 10.6(a)

June 1, 2016

Graham Capital Management, L.P.

Rock Ledge Financial Center

40 Highland Avenue

Rowayton, CT 06853

Attention: Mr. Paul Sedlack

Re:	Management Agreement Renewals

Dear Mr. Sedlack:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2017 and all other provisions of the Management Agreements will remain unchanged.

•	Diversified 2000 Futures Fund L.P.

•	Tactical Diversified Futures Fund L.P.

•	CMF Graham Capital Master Fund L.P.

•	MSMF Custom Solutions Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at

212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By: /s/ Patrick T. Egan

Patrick T. Egan

President and Director

GRAHAM CAPITAL MANAGEMENT, L.P.

By: /s/ Paul Sedlack

Print Name: Paul Sedlack, COO

PE/kg